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                                                                   EXHIBIT 10.67

                        AMBULATORY RESOURCE CENTRES, INC.
                        NONQUALIFIED INITIAL OPTION PLAN

1.       Purpose; Types of Awards; Construction.

         The purpose of the Ambulatory Resource Centres, Inc. Nonqualified Initial Option Plan (the "Plan") is to afford an incentive to certain executive officers of Ambulatory Resource Centres, Inc. to acquire a proprietary interest in the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The awards are being granted to those executive officers who have agreed to work for the company with salaries below fair market value for persons of their credentials, experiences and capabilities. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2.       Definitions.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a)      "Board" shall mean the board of directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (c) "Committee" shall mean the Compensation Committee of the Board or such other committee established by the board to administer the Plan provided if no such Committee is established by the Board, Committee shall mean the entire board.

         (d) "Common Stock" shall mean shares of common stock, no par value, of the Company.

         (e) "Company" shall mean Ambulatory Resource Centres, Inc., a corporation organized under the laws of the State of Tennessee, or any successor corporation.

         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (g) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded


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                  for the last preceding date on which there was a sale of
                  such Common Stock on such exchange or (ii) if the shares of Common Stock are then traded in an over-the-counter market the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

         (h) "Grantee" shall mean a person who receives a grant of Options under the Plan.

         (i) "Insider" shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

         (j) "Option" or "Options" shall mean a grant to a Grantee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute Non-qualified Stock Options.

         (k) "Option Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with a grant under the Plan.

         (l) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

         (m) "Plan" means this Ambulatory Resource Centres, Inc. Nonqualified Initial Option Plan, as amended from time to time.

         (n) "Rule 16b-3" shall mean rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such rule.

         (o) "Stock Purchase Agreement" means the Securities Purchase Agreement dated as of May 23, 1997, among the company and the Purchasers set forth therein relating to the purchase by the Purchasers of 842,500 shares of Common Stock.

3.       Administration.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and


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authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.

         The Committee may delegate to one or more if its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Grantees of any awards under the Plan.

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         No members of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4.       Eligibility; Grant.

         (a) Awards may be granted only to those executive officers of the Company set forth on Schedule A hereto.

         (b) Immediately after the closing of the sale of shares of Common Stock under the Stock Purchase Agreement, the Committee shall grant Options under the Plan to each person listed on Schedule A hereto (each a "Grantee") for the number of shares of Common Stock set forth opposite such person's name on Schedule A.

5.       Stock.

         The maximum of shares of Common Stock reserved for the grant of awards under the Plan shall be 36,112 subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized by unissued shares or shares that shall have been or may be reacquired by the Company.



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6.       Terms and Conditions of Options.

         Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement, in the form of Exhibit hereto or such other form and containing such terms and conditions as the Committee shall from time to time approve. Each Option shall be subject to the following terms and conditions, except to the extent otherwise specifically provided in such Option Agreement:

         (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

         (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes a Nonqualified Stock Option.

         (c) Option Price. Each Option Agreement shall state the Option Price of $.80 per share. The Option Price shall be subject to adjustment as provided in Section 9 hereof.

         (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Common Stock or in such other manner as the Committee shall determine including a cashless exercise procedure through a broker-dealer.

         (e) Term and Exercisability of Options. Each Option Agreement shall provide the exercise schedule for the Option which is set forth in Exhibit A hereto, provided, the Committee shall have the authority to accelerate the Exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the Option. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

         (f) Other Provisions. The Option Agreement evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.       Amended and Restated Founders' Agreement.

         All Options granted under this Plan and shares of Common Stock acquired pursuant to the exercise of Options shall be subject to the provisions of the


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Amended and Restated Founders Agreement dated as of May 27, 1997 among the
Company and the Shareholders of the Company set forth therein.

8.       Prohibition on Regrants.

         The grant of an Option under this Plan shall reduce the available shares under the Plan for grant by the number of shares subject to such Option. Shares available if an Option granted under the Plan has been canceled, or has lapsed, expired or has otherwise terminated, shall not be regranted pursuant to this Plan.

9.       Effect of Certain Changes.

         (a) In the event of an extraordinary dividend, stock dividend, recapitalization, reclassification, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

         (b) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

10.      Transferability of Awards.

         No award shall be transferable or assignable, or exercisable by, anyone other than the Grantee to whom it was granted, except (i) by law, will or the laws of descent and distribution or (ii) to a member of a Grantee's immediate family and/or trusts whose beneficiaries are members of the Grantee's immediate family.

11.      Approval of Stockholders.

         The Plan shall take effect upon its adoption by the Board by the Plan (and any grants of awards made prior to the stockholder approval mentioned herein) shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board.



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12.      Agreement by Grantee Regarding Withholding Taxes.

         If the Committee shall so require, as a condition of exercise of an Option, (a "Tax Event"), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock.

13.      Amendment and Termination of the Plan.

         The Board may amend, modify, suspend or terminate the plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding to increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 9(a). Except as provided in Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted without the written consent of the Grantee.

14.      Rights as a Shareholder.

         A Grantee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 9(a) hereof.

15.      No Rights to Employment.

         Nothing in the Plan or in any award granted or Option Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company to terminate such Grantee's employment.



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16.      Beneficiary.

         A Grantee may file with the Committee a written designation of a beneficiary on which form as may be prescribed by the Committee and may, from time to time, amend, or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

17.      Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Tennessee, without regard to its conflicts of laws principles.

18.      Effective Date and Duration of the Plan.

         This Plan shall be effective as of the date it is approved or ratified by the stockholders of the Company, and shall terminate on the later of (a) the eleventh anniversary of such date or (b) the last expiration of awards granted hereunder.




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                             STOCK OPTION AGREEMENT

         AGREEMENT dated as of June 1, 1997 by and between AMBULATORY RESOURCE CENTRES, INC., a Tennessee corporation (the "Company"), and _______________ (the "Grantee").

         WHEREAS, the Company has adopted the Nonqualified Initial Option Plan (the "Plan") and the Company's shareholders have approved such adoption; and

         WHEREAS, the Company desires to grant to the Grantee an option under the Plan to acquire an aggregate of 18,056 shares (the "Option Shares") of the Company's common stock, no par value (the "Common Stock"), on the terms set forth herein.

         NOW, THEREFORE, the parties agree as follows:

         1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

         2. Grant of Option. The Grantee is hereby granted a Nonqualified Stock Option (the "Option") to purchase an aggregate of 18,056 Option Shares pursuant to the terms of this Agreement and the provisions of the Plan.

         3. Option Price. The exercise price of the Option shall be $0.80 per Option Share.

         4.       Conditions of Exercisability.

                  (a) For so long as the Grantee is an employee of the Company, the Option will vest and become exercisable with respect to 1,505 Option Shares on each of the first eight monthly anniversary of its date of grant and 1,504 Option Shares on the ninth, tenth, eleventh and twelfth monthly anniversaries of its grant (each such monthly anniversary is hereinafter called, a "Vesting Date"); provided, however, that the Grantee shall have surrendered his right to payment of salary in the amount equal to the product of (x) $7.20 and (y) the number of Option Shares vesting on such Vesting Date during the month immediately preceding such Vesting Date. By way of example, and not limitation, of the foregoing, on July l, 1997, 1,505 Option Shares shall have vested hereunder and the Grantee shall have surrendered his right to payment of $10,886 in salary during the month ended June 30, 1997. If the Grantee's employment with the Company shall not have been terminated, for any reason, on or before the first annual anniversary hereof, a total of 18,056 Option Shares shall have vested hereunder and the Grantee shall have surrendered his right to payment of $130,003.20 of salary.



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                  (b) Notwithstanding the foregoing, the Option shall become exercisable, in whole or in part, at any time at the discretion of the Compensaticn Committee of the Company's Board of Directors or the entire Board of Directors if no such Committee has been appointed (the "Committee").

         5. Period of Option. The Option shall expire on the 10th anniversary of the date of its grant. Notwithstanding the foregoing, upon the Grantee's termination from employment with the Company the Option shall immediately terminate in respect of any portion thereof nonexercisable at the time of such termination.

         6.       Exercise of Option.

                  (a) The Option shall be exercised in the following manner; the Grantee, or the person or persons having the right to exercise the Option upon the death or Disability of the Grantee, shall deliver to the Company written notice specifying the number of shares of Common Stock which the Grantee elects to purchase. The Grantee (or such other person) must either (i) include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice or (ii) provide for a broker-dealer to forward such full payment to the Company, in a manner and in a period of time acceptable to the Company, in a cashless exercise procedure. Payment of the exercise price must be made (i) in cash, (ii) by certified or cashier's check, (iii) by delivery to the Company of Common Stock previously owned for at least six months and having a Fair Market Value equal to the aggregate exercise price, or (iv) in a combination of cash, check and Common Stock. In lieu of the payment of the exercise price as set forth in the foregoing sentence, upon request of the Grantee (or such other person), the Company may, in its sole discretion, allow the Grantee to exercise the Option or a portion thereof by tendering shares of Common Stock previously owned for less than six months, including shares received upon exercise of such Option.

                  (b) Upon the request of the Grantee, or the person or persons having the right to exercise the Option upon the death of Disability of the Grantee, the Company may, in its sole discretion, in lieu of a normal issuance of shares upon exercise of the Option in whole or in part, pay the Grantee in cash, Common Stock or a combination of cash and Common Stock, as the Company shall determine, in an amount determined by multiplying (i) the excess of the Fair Market Value of a -share of Common Stock on the date of exercise of such Option over the per share exercise price of the Option by (ii) the number of shares of Common Stock as to which the Option is being exercised.

                  (c) Full payment of the exercise price for shares subject to the Option and any applicable federal and state withholding tax shall be made at the time of exercise of any portion of the Option. No shares shall be issued until full payment has been made, and the Grantee shall have none of the rights of a


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stockholder until shares are issued to him. The Company may authorize, but shall have no obligation to permit, the payment of any applicable federal or state withholding tax by the tender of share of Common Stock, including the tender of shares which otherwise would be issued to the Grantee upon exercise of the Option, provided, however, that any such payment by a director or officer subject to Section 16(b) of the Exchange Act shall be in compliance with Rule 16b-3.

                  (d) If a Plan or any law, regulation or interpretation requires the Company to take any action regarding the Common Stock before the Company issues certificates for the Common Stock being purchased, the Company may delay delivering the certificates for the Common Stock for the period necessary to take such action. The certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend restricting the transfer of such Common Stock, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

                  (e) the Grantee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of the issuance of a stock certificate to him for such shares of Common Stock and until the shares of Common Stock are paid for in full.

         7.       Representations.

                  (a) The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                  (b) The Grantee represents and warrants that he is not a party to any agreement or instrument which would prevent him from entering into or performing his duties in any way under this Agreement.

         8. Entire Agreement. This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Grantee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

         9. Amendment or Modification Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Grantee and by a duly authorized officer of the Company. No waiver by any party hereto or any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed


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a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

         10. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

                To Grantee at:      The Grantee's residence address then on file
                                    with the Company

                To the Company at:  Ambulatory Resource Centres, Inc.
                                    4400 Harding Road, Suite 300
                                    Nashville, Tennessee 37205
                                    Attn: President

         Any notice delivered personally or by courier under this Section 10 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

         11. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provisions to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

         12. Transferability. This Option (or any portion thereof) is not transferable by the Grantee except (i) by law, by will or by the laws of descent and distribution or (ii) by gift or otherwise to a member of a Grantee's immediate family and/or trusts whose beneficiaries are members of the Grantee's immediate family.

         13. Survivorship. the respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

         14. Governing Law. This agreement will be governed by and construed in accordance with the laws of the State of Tennessee, without regard to its conflicts of laws principles.

         15. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.



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         16.      Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. if there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

         17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        AMBULATORY RESOURCE CENTRES, INC.


                                        By:
                                           -------------------------------------

                                           Name:
                                                  ------------------------------

                                           Title:
                                                  ------------------------------

                                        GRANTEE:







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